Exhibit 99.1

FOR IMMEDIATE RELEASE

ADT COMPLETES ACQUISITION OF RED HAWK FIRE & SECURITY

BOCA RATON, Fla., December 3, 2018 - ADT Inc. (NYSE: ADT), the leading provider of monitored security and interactive home and business automation solutions in the United States and Canada, today announced it has completed its acquisition of Red Hawk Fire & Security, a leader in commercial fire, life safety and security services and portfolio company of Comvest Partners.

“We are pleased to complete this transaction, which strengthens ADT’s growth in the commercial security market and meaningfully expands the Company’s product portfolio with the introduction of commercial fire safety related solutions,” said Jim DeVries, ADT’s President and Chief Executive Officer. “With the added robust portfolio of fire and life safety solutions, as well as additional scale through commercially-focused sales professionals and technicians, we enhanced our position as a leader in commercial security, just as we are today in the residential market. ADT has a strong track record of successfully integrating acquisitions and we look forward to welcoming the talented Red Hawk team to the Company.”

Moving forward, Red Hawk’s ability to showcase its products and services to a wider range of National Account and enterprise-level customers will be significantly accelerated with ADT, while also increasing ADT’s technician workforce dedicated to the commercial customer.

About ADT

ADT is a leading provider of security and automation solutions in the United States and Canada, protecting homes and businesses, people on-the-go and digital networks. ADT delivers same-day service and live answer within seconds in customer operations, making security more accessible than ever before, backed by 24/7 support, helping customers feel more safe and empowered. ADT is headquartered in Boca Raton, Florida and employs approximately 17,500 people throughout North America.

FORWARD-LOOKING STATEMENTS

ADT has made statements in this press release and other reports, filings, and other public written and verbal announcements that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this document are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements relate to anticipated financial performance, management’s plans and objectives for future operations, business prospects, outcome of regulatory proceedings, market conditions and other matters. Any forward-looking statement made in this press release speaks only as of the date on which it is made. ADT undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. ADT cautions that these statements are subject to risks and uncertainties, many of which are outside of ADT’s control, and could cause future events or results to be materially different from those stated or implied in this document, including among others, risk factors that are described in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission , including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Contact

Investor Relations:

Jason Smith – ADT

investorrelations@adt.com

Media Relations:

Adam Feigen - ADT

afeigen@adt.com

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